UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                _______________

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 April 10, 2006
                Date of Report (Date of Earliest Event Reported)
                                _______________

                                   ZiLOG, Inc.
             (Exact name of Registrant as specified in its charter)
                                _______________

          Delaware                    001-13748                 13-3092996
(State or other Jurisdiction    (Commission File No.)          (IRS Employer
     of Incorporation)                                      Identification No.)

                                 532 Race Street
                           San Jose, California 95126
          (Address of principal executive offices, including zip code)

                                 (408) 558-8500
              (Registrant's telephone number, including area code)

===============================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
===============================================================================

Item 1.01  Entry Into a Material Definitive Agreement

ZiLOG, Inc. (the "Registrant") and Nick Antonopoulos ("Mr. Antonopoulos") entered into an offer letter dated April 3, 2006 and executed on April 10, 2006, whereby Mr. Antonopoulos will be employed as Executive Vice President of Worldwide Sales for the Registrant. Under the terms of the offer letter, Mr. Antonopoulos will be paid an annual base salary of $250,000, and will be eligible for an incentive bonus of $87,500 during his first six months of employment. The incentive bonus will be paid in two installments of $43,750 each. The first installment is payable after Mr. Antonopoulos has completed his first three months of continuous employment and the second installment is payable after his first six months of continuous employment. After Mr. Antonopoulos' first sixth months of employment he will also become eligible to participate in the ZiLOG FY2007 Executive MBO Incentive Plan, as described in the Registrant's Form 8-K filed on March 16, 2006.

In accordance with the offer letter, the Compensation Committee of the Registrant's Board of Directors has approved an award to Mr. Antonopoulos of an option to purchase 70,000 shares of the Registrant's common stock, which will vest over four years and have an exercise price equal to the fair market value (closing price) of the common stock on April 4, 2006, the date of the grant. In addition, Mr. Antonopoulos will be eligible for an additional grant of 70,000 stock options after six months of continuous employment. If a change of control of the Registrant occurs 50% of Mr. Antonopoulos' unvested stock options shall immediately vest at the time of the change of control. Mr. Antonopoulos will also receive benefits comparable to other sales management employees of the Registrant, including health, life and disability insurance and a car allowance.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ZiLOG, INC.

                                    By:  /s/  Perry Grace
                                         ______________________________
                                         Perry Grace
                                         Chief Financial Officer, Vice
                                         President of Finance
                                         Date: April 14, 2006